EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Prevention Insurance.com (the “Company”) on Form 10-K for the year ended April 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan P. Donenfeld, President and CEO of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 23, 2015	By:	/s/ ALAN P. DONENFELD
Alan P. Donenfeld
President and CEO (Principal Executive Officer and Principal Financial and Accounting Officer)